UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2015

DIVALL INSURED INCOME PROPERTIES 2, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Wisconsin limited partnership

(State or Other Jurisdiction of Incorporation)

000-17686	39-1606834
(Commission File Number)	(IRS Employer Identification No.)

1100 Main Street, Suite 1830 Kansas City, MO	64105
(Address of Principal Executive Offices)	(Zip Code)

(816) 421-7444

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On January 23, 2015, DiVall Insured Income Properties 2, L.P. (the “Company”) was notified by L.L. Bradford & Company, LLC (“Bradford”) that the firm resigned as the Company’s independent registered public accounting firm. Bradford’s resignation was the result of a business combination involving Bradford and RBSM, LLP. As a result, the Company’s financial statements will be audited by RBSM, LLP and no longer by Bradford.

Bradford was appointed as the Company’s independent registered public accountants effective December 2, 2014. To date, Bradford has not provided any reports in connection with the Company’s financial statements for any year end period, and therefore no report of Bradford has contained an adverse opinion or disclaimer of opinion, nor been qualified or modified as to uncertainty, audit scope, or accounting principles. From December 2, 2014 through January 16, 2015 there were (i) no disagreements with Bradford on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Bradford would have caused Bradford to make reference to the subject matter of the disagreements in connection with its reports, and (ii) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

On January 23, 2015, the Company provided Bradford with a copy of the disclosures it is making in response to Item 4.01 on this Current Report on Form 8-K, and requested that Bradford furnish it with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements. A copy of the letter dated January 23, 2015, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Effective January 23, 2015, the General Partner of the Company accepted and approved the engagement of RBSM, LLP as the Company’s independent registered public account for the fiscal year ending December 31, 2014. During the two most recent completed fiscal years and through the date of this Current Report on Form 8-K, neither the Company nor anyone on its behalf consulted with RBSM, LLP regarding any of the following: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from L.L. Bradford & Company, LLC to the U.S. Securities and Exchange Commission dated January 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2015

DIVALL INSURED INCOME PROPERTIES 2, L.P.

By:	The Provo Group, Inc., General Partner

By:	/s/ Bruce A. Provo
Bruce A. Provo
(President, Chief Executive Officer, Chief Financial Officer and Chairman of The Provo Group, Inc.)

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